Thornburg Florida Intermediate Municipal Fund
Semiannual Report
March 31, 2001

Thornburg Florida Intermediate Municipal Fund
All data as of 3.31.01

Thornburg Florida Intermediate Municipal Fund
                             A Shares
SEC Yield                      3.95%
Taxable Equivalent Yields      6.74%
NAV                          $12.10
Max. Offering Price          $12.35

(Annual Average - After Subtracting Maximum Sales Charge)
One Year                      6.18%
Five Year                     4.71%
Since Inception               4.63%
Inception Date              (2.1.1994)

The taxable equivalent yield assumes a 39.6% marginal federal tax rate and a 0.2% intangible tax. The investment return and principal value of an investment in the fund will fluctuate so that, when redeemed, an investor's shares may be worth more or less than their original cost.
Maximum sales charge of the Fund's Class A Shares is 2.00%. The Fund's Class C Shares were converted to Class A Shares on April 30, 1996. The data quoted represent past performance and may not be construed as a guarantee of future results.

Letter to shareholders
April 28, 2001
Dear Fellow Shareholder:

I am pleased to present the Semiannual Report for the Thornburg Florida Intermediate Term Municipal Fund. The net asset value of the A shares increased by 37 cents to $12.10 during the six month period ending March 31, 2001. If you were with us for the entire period, you received dividends of 26.9 cents per share. If you reinvested dividends, you received 27.1 cents per share

During the year 2000, falling interest rates drove up the price of most municipal bonds. In general, bonds with the longest maturities benefited the most, while the value of short-term bonds hardly moved. So far in 2001 the environment has reversed: most of the interest rate decline has happened in earlier maturities. This has lifted the prices of shorter-term bonds the most, while prices of most long-term bonds are substantially unchanged. The laddering of bond maturities, which we employ in the Thornburg Florida Intermediate Municipal Fund, has served the fund well in both markets, as different parts of the portfolio benefited from each environment.

We now enjoy the steepest municipal bond yield curve since early 1994. There is a 1.79% yield difference between a two-year and a twenty year AAA municipal bond. Intermediate bonds benefit from a steep yield curve as they steadily march toward maturity.

Since the beginning of the year, yields on money market funds have dropped significantly. As of the beginning of May, the average taxable money market was yielding 4.25%. If you are an investor in the 36% federal tax bracket, that leaves you with only 2.72% after federal income taxes! To see how your fund has performed relative to the money market fund averages, turn to the back of this report.

Your Thornburg Florida Intermediate Term Municipal Fund is a laddered portfolio of over 200 municipal obligations from all over Florida. Approximately 84% of the bonds are rated A or better by one of the major rating agencies. Today, your fund's weighted average maturity is 8.0 years. We always keep it below 10 years. As you know, we "ladder" the maturity dates of the bonds in your portfolio so that some of the bonds are scheduled to mature during each of the coming years. The following chart describes the percentages of your fund's bond portfolio maturing in each of the coming years.

A recent Standard & Poors' report on municipal credit quality showed that for the 21st consecutive quarter, rating upgrades surpassed downgrades. This is in stark contrast to the corporate bond market where rating downgrades are outpacing rating upgrades by more than 2 to 1, and default rates are hitting levels not seen since 1991. We believe that as the economic slowdown shows up in slow or no tax revenue growth for many municipalities, they will feel the pinch as well. However, outside of a few isolated cases, we do not expect the credit stress to approach that taking place in the corporate bond market. Florida has a healthy $10 billion fund balance and economy that is growing faster than the rest of the nation. However, with 82% of general fund revenues coming from the sales and use tax, state finances can be quite sensitive to economic changes.




         % of portfolio                    Cumulative %
        maturing within                 maturing by end of
         2 years  = 8%                    year 2 = 8%
   2 to 4  years  = 15%                   year 4 = 23%
    4 to 6 years = 17%                    year 6 = 40%
    6 to 8 years = 15%                    year 8 = 55%
  8 to 10  years = 11%                   year 10 = 66%
 10 to 12  years = 10%                   year 12 = 76%
  12 to 14 years = 11%                   year 14 = 87%
  14 to 16 years = 10%                   year 16 = 97%
   Over 16 years = 3%

Percentages can and do vary.

Municipal bond issuance is up 43% in the first quarter of 2001 over year ago levels. The large supply has generally been met with strong demand, but occasionally demand has been somewhat weaker. We have been able to take advantage of these imbalances to find some attractive investment opportunities. We suspect that as we move into the summer months, lighter issuance will combine with a slowing economy to make those opportunities somewhat more scarce.

The Wall Street Journal recently announced that they would no longer list over 3,100 mutual funds as of April 30, 2001. This change will effect the listing of the Thornburg Florida Intermediate Municipal Fund, in the printed edition of the Wall Street Journal. The daily NAV will continue to be listed in the online edition (www.wsj.com) and in the Monthly, Quarterly and Yearly Mutual Fund Sections. We would like to suggest that you visit our website: www.thornburg.com. There, you can look up lots of useful information, including the net asset value of each class of shares of all Thornburg Funds.

Equity investors, by and large, are having another difficult year. In a slowing economy, we expect long ignored investment grade bonds to increase in popularity with investors. Over the years, our practice of laddering a diversified portfolio of short and intermediate maturity municipal bonds has allowed your fund to perform consistently well in varying interest rate environments. Your fund has earned Morningstar's 4-star overall rating* for risk adjusted performance.

Thank you for investing in Thornburg Florida Intermediate Municipal Fund.




George Strickland
Portfolio Manager

Past performance is no guarantee of future results.

*Morningstar proprietary ratings on US-domiciled funds reflect historical risk-adjusted performance as of March 31, 2001. The ratings are subject to change every month. Past performance is no guarantee of future results. Morningstar ratings are calculated from the fund's three, five, and ten-year (if applicable) annual returns in excess of 90-day US Treasury bill returns with appropriate fee adjustments and a risk factor that reflects fund performance below 90-day US T-bill returns. The Overall Morningstar Rating(TM) is a weighted average of the fund's three, five and, ten-year (if applicable) risk-adjusted performance. The Florida Intermediate Fund received four stars for the three and five-year periods ended 3/31/01. The top 10% of the funds in a broad asset class receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars, and the last 10% receive 1 star. The Fund was rated exclusively against US-domiciled funds. The Fund was rated among 1,692 and 1,452 municipal funds for the three and five-year periods, respectively, ended 3/31/01.

Statement of assets and liabilities
March 31, 2001
(unaudited)

ASSETS
Investments at value (cost $26,232,983) ....................         $27,441,748
Receivable for investments sold ............................              16,589
Receivable for fund shares sold ............................              60,000
Interest receivable ........................................             480,712
Prepaid expenses and other assets ..........................                 274
         Total Assets ......................................          27,999,323


LIABILITIES
Funds advanced by custodian ................................               5,672
Payable for fund shares redeemed ...........................                 920
Accounts payable and accrued expenses ......................              41,457
Payable to investment advisors (Note 3) ....................               9,427
Dividends payable ..........................................              55,154
         Total Liabilities .................................             112,630

NET ASSETS .................................................         $27,886,693

NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share ($27,886,693
applicable to 2,305,403 shares of beneficial interest
outstanding - Note 4)                    $          12.10

Maximum sales charge, 2.00% of offering
price (2.04% of net asset value per share)           0.24

Maximum Offering Price Per Share           $        12.34



See notes to financial statements.

Statement of operations
INVESTMENT INCOME:
Interest income (net of premium amortized
of $42,687) ....................................................    $   767,780

EXPENSES:
Investment advisory fees (Note 3) ..............................         71,212
Administration fees (Note 3) ...................................         17,803
Service fees (Note 3) ..........................................         34,615
Transfer agent fees ............................................         12,764
Custodian fees .................................................         13,231
Professional fees ..............................................          2,494
Accounting fees ................................................          1,242
Director fees ..................................................            456
Other expenses .................................................            982
                  Total Expenses ...............................        154,799
Less:
         Expenses reimbursed by investment advisor (Note 3) ....        (26,748)

                  Net Expenses .................................        128,051

                  Net Investment Income ........................        639,729

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS (Note 5)
Net realized gain on investments sold ..........................         41,510
Increase in unrealized appreciation of investments .............        857,344

                  Net Realized and Unrealized
                  Gain on Investments ..........................        898,854

                  Net Increase in Net Assets Resulting
                  From Operations ..............................    $ 1,538,583






See notes to financial statements.

Statements of changes in net assets

                                           Six Months           Ended Year Ended
                                        March 31, 2001        September 30, 2000
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS:
Net investment income .....                   $       639,729     $   1,286,178
Net realized gain (loss) on investments sold           41,510          (418,323)
Increase in unrealized appreciation of investments    857,344           242,221

Net Increase in Assets Resulting from Operations    1,538,583         1,110,076

DIVIDENDS TO SHAREHOLDERS:
From net investment income
Class A Shares ..............................       (639,729)        (1,286,178)

FUND SHARE TRANSACTIONS (Note 4):
Class A Shares                                     1,111,964         (4,169,111)

Net Increase (Decrease) in Net Assets.....         2,010,818         (4,345,213)

NET ASSETS:
Beginning of period                               25,875,875          30,221,088

End of period                                   $ 27,886,693        $ 25,875,875









See notes to financial statements.

Notes to financial statements
Note 1 - Organization
Thornburg Florida Intermediate Municipal Fund (the "Fund"), is a non-diversified series of Thornburg Investment Trust (the "Trust"). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Trust is currently issuing eight series of shares of beneficial interest in addition to those of the Fund:
Thornburg New Mexico Intermediate Municipal Fund, Thornburg New York Intermediate Municipal Fund, Thornburg Intermediate Municipal Fund, Thornburg Limited Term U.S. Government Fund, Thornburg Limited Term Income Fund, Thornburg Value Fund, Thornburg Core Growth Fund and Thornburg Global Value Fund. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. Expenses which are applicable to all series of the Trust are allocated to each series based on their relative net assets. The Fund's investment objective is to obtain as high a level of current income exempt from Federal income tax as is consistent with the preservation of capital.
The Fund currently offers only one class of shares of beneficial interest, Class A shares.

Note 2 - Significant Accounting Policies Significant accounting policies of the Fund are as follows:
Valuation of Investments: In determining net asset value, the Fund utilizes an independent pricing service approved by the Trustees. Debt investment securities have a primary market over the counter and are valued on the basis of valuations furnished by the pricing service. The pricing service values portfolio securities at quoted bid prices at 4:00 pm EST or the yield equivalents when quotations are not readily available. Securities for which quotations are not readily available are valued at fair value as determined by the pricing service using methods which include consideration of yields or prices of municipal obligations of comparable quality, type of issue, coupon, maturity, and rating; indications as to value from dealers and general market conditions. The valuation procedures used by the pricing service and the portfolio valuations received by the Fund are reviewed by the officers of the Trust under the general supervision of the Trustees. Short-term obligations having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.
Federal Income Taxes: It is the policy of the Fund to comply with the provisions of the Internal Revenue Code applicable to "regulated investment companies" and to distribute all of its taxable (if any) and tax exempt income to its shareholders. Therefore no provision for Federal income tax is required. Dividends paid by the Fund for the six months ended March 31, 2001 represent exempt interest dividends which are excludable by shareholders from gross income for Federal income tax purposes. Net realized capital losses are carried forward to offset realized capital gains in future years. To the extent such carryforwards are used, no capital gain distributions will be made.
When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with its investment objectives and not for the purpose of investment leverage or to speculate on interest rate changes. At the time the Fund makes a commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of the Fund of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund's records on the trade date. Securities purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.
Dividends: Net investment income of the Fund is declared daily as a dividend on shares for which the Fund has received payment. Dividends are paid monthly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date, or at the shareholder's option, paid in cash. Net capital gains, to the extent available, will be distributed annually.
General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned. Premiums and original issue discounts on securities purchased are amortized over the life of the respective securities. Realized gains and losses from the sale of securities are recorded on an identified cost basis.
Use of Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Note 3 - Investment Advisory Fee and Other Transactions With Affiliates
Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the "Adviser") serves as the investment adviser and performs services for which the fees are payable at the end of each month. For the six months ended March 31, 2001, these fees were payable at annual rates ranging from 1/2 of 1% to 11/40 of 1% of the average daily net assets of the Fund depending on the Fund's asset size. The Fund also has an Administrative Services Agreement with the Adviser, whereby the Adviser will perform certain administrative services for the shareholders of each class of the Fund's shares, and for which fees will be payable at an annual rate of up to 1/8 of 1% of the average daily net assets attributable to each class of shares. For the six months ended March 31, 2001, the Adviser voluntarily reimbursed certain operating expenses amounting to $26,748.
The Fund has an underwriting agreement with Thornburg Securities Corporation (the "Distributor"), which acts as the Distributor of Fund shares. For the six months ended March 31, 2001, the Distributor earned net commissions aggregating $240 from the sale of Class A shares.
Pursuant to a Service Plan, under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Adviser an amount not to exceed 1/4 of 1% per annum of the average net assets attributable to each class of shares of the Fund for payments made by the Adviser to securities dealers and other financial institutions to obtain various shareholder related services. The Adviser may pay out of its own funds additional expenses for distribution of the Fund's shares. Certain officers and trustees of the Trust are also officers and/or directors of the Adviser and Distributor. The compensation of unaffiliated trustees is borne by the Trust. Note 4 - Shares of Beneficial Interest At March 31, 2001 there were an unlimited number of shares of beneficial interest authorized, and capital paid-in aggregated $27,422,095. Transactions in shares of beneficial interest were as follows:

                                    Six Months             Ended Year Ended
                                 March 31, 2001           September 30, 2000

Class A Shares                 Shares      Amount        Shares         Amount
Shares sold ..............     953,20  $ 11,364,361    1,166,726   $ 13,599,704
Shares issued to shareholders in
 reinvestment of dividends     25,399       303,670       49,310        576,003
Shares repurchased ........  (878,728)  (10,556,067)  (1,574,008)   (18,344,818)

Net Increase(Decrease)         99,873 $   1,111,964     (357,972) $ (4,169,111)


Note 5 -

Securities Transactions For the six months ended March 31, 2001, the Fund had purchase and sale transactions (excluding short-term securities) of $6,861,838 and $5,040,406, respectively.
The cost of investments for Federal income tax purposes is $26,232,983. At March 31, 2001, net unrealized appreciation of investments was $1,208,764, based on cost for Federal income tax purposes resulting from $1,322,878 gross unrealized appreciation and $114,114 gross unrealized depreciation.
Accumulated net realized losses from securities transactions included in net assets at March 31, 2001 aggregated $744,167. At September 30, 2000, the Fund had tax basis capital losses which may be carried over to offset future capital gains. Such losses expire as follows:
         Capital loss carryovers expiring in:
                  2003     $        90,000
                  2004              14,000
                  2005              35,000
                  2006              7,000
                  2007              7,000
                  2008              307,000
                           $        460,000

At September 30, 2000, the Fund had deferred capital losses occuring subsequent to October 31, 1999 of $323,000. For tax purposes, such losses will be reflected in the year ending September 30, 2001.

Financial highlights
Class A Shares:
Per Share Operating Performance
(for a share outstanding throughout the period)

                                     Six Months Ended                 Year Ended
                                         March 31,                  September 30,
                                           2001        2000       1999        1998      1997      1996

Net asset value, beginning of period   $   11.73  $   11.79  $   12.37  $   12.14  $   11.88  $  11.83

Income from investment operations:
   Net investment income ....               0.27       0.54       0.54       0.56       0.56      0.57
   Net realized and unrealized
   gain (loss) on investments               0.37      (0.06)     (0.58)      0.23       0.26      0.05

Total from investment operations            0.64       0.48      (0.04)      0.79       0.82      0.62
Less dividends from:
          Net investment income ....       (0.27)     (0.54)     (0.54)     (0.56)     (0.56)   (0.57)

Change in net asset value ..........        0.37      (0.06)     (0.58)      0.23       0.26      0.05

Net asset value, end of period .....   $   12.10  $   11.73  $   11.79  $   12.37  $   12.14  $  11.88

Total return (a) ................ ..        5.50%     4.19%     (0.36%)     6.62%      7.04%     5.37%

Ratios/Supplemental Data Ratios to average net assets:
   Net investment income                    4.49%(b)   4.60%      4.44%     4.54%      4.65%     4.80%
   Expenses, after expense reductions       0.90%(b)   0.98%      0.99%     0.98%      0.83%     0.61%
   Expenses, before expense reductions      1.09%(b)   1.10%      1.08%     1.11%      1.13%     1.34%

Portfolio turnover rate                    18.76%     40.70%     35.91%    70.81%     51.48%     77.12%

Net assets at end of period (000)   $     27,887   $ 25,876   $ 30,221  $  28,091  $ 24,663    $19,501

(a) Sales loads are not reflected in computing total return.
(b) Annualized.

Schedule of Investments
Thornburg Florida Intermediate Municipal Fund
March 31, 2001
CUSIPS:  Class A - 885-215-707; NASDAQ Symbol: Class A - THFLX

515,000                 Brevard County Tourist Development Tax Revenue Series        NR/NR               $515,948
                        1993, 6.325% due 3/1/2003 (Florida Marlins Training
                        Facilities)
400,000                 Broward County Educational Facilities Authority Series       NR/AAA              421,644
                        1994, 5.60% due 4/1/2004 (Nova Southeastern University
                        Project; Guaranteed : Connie Lee)
65,000                  Broward County Housing Finance Authority Home Mortgage       Aa2/BBB             17,762
                        Revenue, 0% due 4/1/2014
90,000                  Cape Coral  Special Obligation Revenue Prerefunded           Aaa/AAA             94,921
                        Wastewater Green, 6.00% due 7/1/2003 pre-refunded 7/1/02 @
                        102
60,000                  Cape Coral  Special Obligation Revenue Unrefunded Balance,   Aaa/AAA             63,037
                        6.00% due 7/1/2003
1,000,000               Capital Trust Agency Multifamily Housing Revenue Series A,   Aaa/NR              1,018,900
                        5.15% due 11/1/2030 put 11/1/10  (Shadow Run Project;
                        Collateralized: FNMA)
1,500,000               Collier County School Board Certificates of Participation,   Aaa/AAA             1,526,220
                        5.50% due 2/15/2003 (Insured: FSA)
2,705,000               Cooper City Utility Systems Capital Appreciation Refunding   Aaa/AAA             1,289,122
                        Series A, 0% due 10/1/2013 (Insured: AMBAC)
350,000                 Crossings At Fleming Island Community Development            Aaa/AAA             384,954
                        Refunding Series A, 5.60% due 5/1/2012 (Insured: MBIA)
714,000                 Crossings At Fleming Island Community Development            Aaa/AAA             779,117
                        Refunding Series B, 5.45% due 5/1/2010 (Insured: MBIA)
1,280,000               Duval County HFA Multi Family Housing Revenue Series 1996,   NR/A                1,306,458
                        5.35% due 9/1/2006 (St. Augustine Apartments Project)
26,000                  Duval County Single Family Housing Revenue, 10.25% due       Aaa/AAA             27,456
                        5/15/2016 (Insured: FGIC)
495,000                 Escambia County Health Facilities Authority, 6.75% due       NR/BBB+             502,455
                        10/1/2014 (Baptist Hospital & Baptist Manor)
1,000,000               Escambia County Health Facility Revenue, 5.95% due           Aaa/NR              1,097,920
                        7/1/2020 (Florida Health Care Facility Loan Project)
                        (Insured: AMBAC)
95,000                  Fort Myers Improvement Revenue, 6.00% due 12/1/2013          Aaa/AAA             95,158
                        (Insured: AMBAC)
790,000                 Hernando County Industrial Development Revenue, 8.50% due    NR/NR               847,386
                        12/1/2014 (Florida Crushed Stone Project)
1,000,000               Hillsborough County Industrial Development Authority,        Aaa/AAA             1,069,950
                        5.50% due 8/15/2006 (University Community Hospital Inc.
                        Project;  Insured: MBIA)
235,000                 Housing Finance Agency Revenue Bonds, 5.30% due 12/1/2004    Aaa/AAA             239,606
                        (Insured: AMBAC)
935,000                 Housing Finance Authority Series 94-B, 5.70% due 10/1/2024   NR/AAA              966,706
                        mandatory put 10/1/04 (Plantation Colony Project;
                        Collateralized: FNMA)
415,000                 Housing Finance Corporation Revenue Housing D 1, 5.40% due   Aaa/NR              435,090
                        4/1/2014 (Augustine Club Apartments; Insured MBIA)
1,000,000               Jacksonville Health Facilities Authority Hospital Revenue,   Aa2/NR              1,109,510
                        5.75% due 8/15/2014 pre-refunded 8/15/11
150,000                 Jacksonville Health Facilities Industrial Development        Baa2/NR             150,282
                        Revenue, 5.70% due 12/1/2004 (National Benevolent
                        Association Project)
100,000                 Jacksonville Health Facilities Industrial Development        Baa2/NR             98,703
                        Revenue, 6.00% due 12/1/2009 (National Benevolent
                        Association Project)
100,000                 Jacksonville Health Facilities Industrial Development        Baa2/NR             96,310
                        Revenue, 6.05% due 12/1/2010 (National Benevolent
                        Association Project)
600,000                 Jacksonville Health Facilities Industrial Development        Baa1/NR             643,146
                        Revenue, 8.00% due 12/1/2015 (National Benevolent
                        Association Project)
100,000                 Jacksonville Loan Obligation Custody Receipts, 6.10% due     Aaa/AAA             100,008
                        4/1/2001 (Insured: MBIA)
896,821                 Lummus Housing Development Corporation, 8.00% due            NR/NR               807,139
                        12/1/2010 (Elderly Housing, Section 8 Project)
1,000,000               Miami Dade County Special Housing Revenue Refunding, 5.80%   A3/NR               1,022,240
                        due 10/1/2012
185,000                 Mirimar Wastewater Improvement Assessment Revenue, 6.00%     Aaa/AAA             192,707
                        due 10/1/2002 (Insured: FGIC) (ETM)
760,000                 Mirimar Wastewater Improvement Assessment Revenue, 6.25%     Aaa/AAA             835,597
                        due 10/1/2005 pre-refunded 10/1/04 (Insured: FGIC)
100,000                 Orange County Florida School District Series B, 3.75% due    Aaa/NR              100,000
                        8/1/2025
1,000,000               Orange County Health Facilities Authority, 6.375% due        Baa1/A-             1,034,360
                        11/15/2020 (Adventist Health Systems Project)
1,000,000               Orange County Health Facilities Authority Revenue, 6.25%     Aaa/AAA             1,107,160
                        due 11/15/2008 (Hospital Adventist Health Systems
                        Project;  Insured: AMBAC)
1,000,000               Orange County Health Facilities Authority Revenue            NR/AA               1,013,780
                        Refunding, 5.125% due 6/1/2014 (Mayflower Retirement
                        Project; Insured: Asset Guaranty)
440,000                 Orange County Health Facilities Authority Revenue            Aaa/AAA             511,183
                        Unrefunded Balance Ser.A, 6.25% due 10/1/2013 (Orlando
                        Regional Hospital Project; Insured: MBIA)
180,000                 Orange County Housing Finance Authority, 6.10% due           NR/AAA              193,532
                        10/1/2005 (Collateralized: FNMA/GNMA)
425,000                 Orange County Housing Finance Authority Multifamily  ,       Aaa/NR              453,199
                        5.50% due 7/1/2010 (Insured: MBIA)
115,000                 Osceola County Health Facilities Revenue Series 1994,        Aaa/AAA             122,156
                        5.75% due 5/1/2004 (Evangelical Lutheran Good Samaritan
                        Project;  Insured: AMBAC)
69,000                  Osceola County Industrial Development Authority, 7.50% due   Aaa/AAA             70,594
                        7/1/2002 (Insured: AMBAC)
515,000                 Palm Beach County Industrial Development Revenue Series      NR/A+               566,655
                        1996, 6.10% due 12/1/2007 (Lourdes-Noreen McKeen-Geriatric
                        Care Project;  LOC: Allied Irish Bank)
270,000                 Palm Beach County Industrial Development Revenue Series      NR/A+               297,548
                        1996, 6.20% due 12/1/2008 (Lourdes-Noreen McKeen-Geriatric
                        Care Project;   LOC: Allied Irish Bank)
690,000                 Pensacola Airport Revenue, 6.25% due 10/1/2005 (Insured:     Aaa/AAA             756,074
                        MBIA)
745,000                 Pinellas County Educational Facility Authority Revenue,      NR/NR               804,153
                        8.00% due 2/1/2011 (Clearwater Christian College Project)
1,000,000               Saint Petersburg Health Facilities Authority Revenue,        Aaa/AAA             1,043,530
                        7.00% due 12/1/2015 pre-refunded 12/1/01 (Insured: MBIA)
300,000                 State Board of Education Series C, 6.00% due 5/1/2007        Aaa/AA              302,001
                        (ETM)
220,000                 State Board of Education Series D, 6.20% due 5/1/2007        Aaa/AAA             231,931
                        (Insured: MBIA) (ETM)
1,000,000               Tampa Revenue, 5.50% due 11/15/2013 (Insured: MBIA)          Aaa/AAA             1,078,440

                        TOTAL INVESTMENTS (Cost $26,232,983)                                             $ 27,441,748



+Credit ratings are unaudited.
See notes to financial statements.